 Special Meeting of Stockholders
November 15, 2006

“What Market Problem Are We Solving?”
Positioning For The Future
•
Currency and checks are an old solution for the payment of
goods and services.
•
They are costly and inefficient for both the payor and the
recipient.
•
Technological advances continue to allow the shift towards the electronic delivery of information and, therefore, the electronic payment for goods & services.
•
Electronic payment is faster, less costly, more reliable and secure.
•
Today, the total number of electronic transactions made in the
U.S. has surpassed the number of check payments but is still short of the number of checks and cash transactions combined.

“What Market Problem Are We Solving?”
Positioning For The Future
•
Prepaid cards are taking costs out of the system by facilitating certain types of transactions, e.g.
•
Gift cards vs. gift certificates
•
Payroll cards vs. payroll checks
•
Rebate cards vs. rebate checks
•
Finally, prepaid cards allow individuals without banking
relationships to make payments without using cash, e.g.
•
Teens
•
College students
•
Recent immigrants and guest workers
•
Individuals with low credit scores

nFinanSe
INNOVATIVE FINANCIAL SERVICES

IN CONGRESS, JULY 4, 1776.

4

Mission Statement
Positioning For The Future

nFinanSe Inc. and its associates are dedicated to being the highest performing, most respected company in each area of the financial services industry in which we compete.We will achieve this leadership position, while creating real value for our shareholders, through innovative products and services, aggressive sales and marketing strategies, highly focused operational execution and superior customer service.

nFinanSe
INNOVATIVE FINANCIAL SERVICES

nFinanSe
INNOVATIVE FINANCIAL SERVICES
nFinanSe
NETWORK
nFinanSe
CARDS

5

(Network of load locations
for stored value and prepaid cards.)
1.
Approximately 80,000 locations
today
2.
Exists currently to enable nFinanSe
card division to issue reloadable
general spend cards.
3.
Will generate revenues long-term
as other networks connect to the
nFinanSe Network allowing the
company to charge user fees.
4.    Represents significant long-term
asset.
 (Today, focused primarily on
Discover® Network Cards.)
1. Types of cards:
    Retail:
• Gift Cards
• Reloadable General Spend Cards
Corporate:
• Pay Cards
• Promotional and Incentive Cards
2.  nFinanSe issued cards have significant
product attributes:
• Immediate issuance
• Remaining balance reporting
• Immediate authorization/decline
3.  nFinanSe issued cards are intended to
be priced at/or below current market
pricing.
The “Cocktail” Napkin
Positioning For The Future

First Steps
Positioning For The Future
•
Improve the balance sheet
•
Conduct thorough review of
relationships
•
Hire nationally recognized
professionals
•
Discontinue telecom business
•
Change fiscal year to calendar
year

nFinanSe
INNOVATIVE FINANCIAL SERVICES

nFinanSe
INNOVATIVE FINANCIAL SERVICES

nFinanSe
CARDS

nFinanSe
NETWORK

7

Creating A Brand
Positioning For The Future
•
nFinanSe Inc.
•
nFinanSe Cards
•
nFinanSe Network

Enhancing The Management Team
Positioning For The Future
•
Recent additions
•
Jerry R. Welch – CEO
•
Raymond P. Springer – CFO
•
Jerry A. Uffner – SVP, Sales
•
Richard C. Pileggi – VP, Corporate Sales
•
Extensive retail and consumer experience
•
Prepaid card experience (issuing and
distribution)
•
Emerging growth and large company
experience

“Go-To-Market” Strategy
Discover® Network and the Discover® Network Acceptance Mark are service marks used by nFinanSe Inc. under license from Discover Financial Services LLC®.
Positioning For The Future
Discover® Network
•
Finalized relationship in June 2006
•
Excellent partner
•
Over 4 million POS merchants nationwide
•
Top 100 merchant acceptance
•
Cash access at over 250,000 ATMs

nFinanSe
INNOVATIVE FINANCIAL SERVICES

$25
Gift
safer than cash
lowest rate
DISCO
CARD

10

•
Highlight product attributes for
Discover® Network cards
•
Ely Callaway Model
•
Demonstrably Superior
•
Instant Issuance
•
Remaining Balance Reporting
•
Immediate Approval/Decline
•
Lower Price to Consumer
•
Unparalleled Customer Service
•
Pleasingly Different
•
Cards and Packaging Designed By
     Cutting-Edge Design Firms
•
Cards and Packaging Designed to Generate
“WOW!” Factor with Consumers
“Go-To-Market” Strategy
Positioning For The Future

DISC
$25
¡Feliz Cumpleaños!
¡Feliz Navidad
Happy Holidays
Gift Card
FedEx Kinko's
$5
DISCOVER

11

•
Distribution Strategy
•
Distributors/Prepaid Product Managers
•
Distributors/Prepaid Product Managers
•
Company Website
•
Direct Sales Force for Large Employers
and Distributors for Small Companies
•
Direct Sales Force
•
Direct Sales Force
“Go-To-Market” Strategy
Positioning For The Future
•
Product
•
Retail
•
Gift Card
•
Reloadable General Spend Card
•
Online
•
Corporate
•
Payroll Card
•
Promotional/Incentive Card
•
Special Programs

“Go-To-Market” Strategy
Positioning For The Future
•
Building a high performance sales force
•
Five professionals already on board, expect to scale to 14
by June 2007
•
Selectively hiring only experienced industry professionals
•
Utilizing pay-for-performance incentive model
•
Compensation packages and
stock options designed to attract
the best industry talent
•
Leveraging relationships to
accelerate business plan

nFinanSe Network
Positioning For The Future
•
Largest network allowing funds to be
added to prepaid cards in the U.S.
•
Approximately 80,000 locations already
active
•
Proprietary software is easily deployed
but difficult to replicate by competitors
•
Not captive of a few large retailers
•
Network will expand as retail doors are
opened

Positioning For The Future
Summary
•
Market opportunity is large and growing
•
No dominant player currently in the marketplace
•
nFinanSe has assets needed for success
•
Largest load network
•
Excellent card products
•
Solid “Go-To-Market” plan
•
Professional management